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                                 EXHIBIT 10.37
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                        1998 STOCK OPTION AGREEMENT FOR
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                     1995 INCENTIVE STOCK OPTION PLAN FOR
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                       EMPLOYEES AND EMPLOYEE DIRECTORS
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                                      OF
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                          DYNACQ INTERNATIONAL, INC.
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     The parties to this Agreement are DYNACQ INTERNATIONAL, INC., a Nevada
Corporation (the "Company") and Philip Chan (the "Participant").

                                GRANT OF OPTION
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     The Company hereby grants to Participant the right, privilege, and option to purchase up to 24,000 (twenty-four thousand) shares of common stock of the Company of a purchase (grant) price of $2 3/8 per share, in accordance with the terms and conditions of the 1995 Incentive Stock Option Plan for Employees and Employee Directors approved by the Company's Board of Directors on August 31, 1995 (the "Plan"). The Plan, a copy of which is attached hereto, is incorporated herein by this reference.

     1.   Notice of Exercise.  Subject to the provisions set forth in Paragraph
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          8 of the Plan, any option granted under this Agreement may be exercised at any time and from time to time in whole or in part by written notice delivered to the Company. Such notice shall state the number of shares being exercised and shall specify a date, not more than (10) days from the date of such notice, as the date on which full payment for the option price for the number of shares specified shall be made thereof at the principal office of the Company. Upon receipt of payment, the Company shall instruct its transfer agent to issue such shares provided that if any law or regulation requires the Company to take action with respect to the shares specified in the notice, before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action which may include registration of the stock under applicable law.

     2.   No Shareholder Rights.  The Participant acknowledges that he has no
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          rights as a shareholder with respect to shares for which the option has not been exercised, and the Participant shall have no rights with respect to such shares unless otherwise conferred hereby.

     3.   Option Rights and Holding Period.  The options granted hereunder shall
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          be fully vested and exercisable by the Participant one year from the
          Effective Date hereof. The option rights herein are exercisable for the full amount or for any part hereof from time to time during the period of five (5) years from the Effective Date hereof and only by each participant.

     4.   Nontransferability.  No option hereby shall be transferable other than
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          by Will or by the laws of descent and distribution.  No option or interest therein may be transferred, assigned, pledged, or hypothecated by the Participant during the lesser of (1) five years from the Effective Date hereof; or (2) his lifetime, by operation of law or otherwise, or be made subject to execution, attachment, or similar process.
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     5.   Effective Date. The Effective Date of this Agreement shall be January
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          4, 1999.

     6.   Acknowledgment. The undersigned Participant has read and understands
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          this Agreement and the law and the terms and conditions of the Plan and hereby agrees to be bound by all of the terms and conditions thereof.

                                COMPANY:

                                DYNACQ INTERNATIONAL, INC.


                                By:  /s/ Chiu Chan
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                                Title:  President and Chairman



                                PARTICIPANT:


                                 /s/ Philip Chan
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